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                                                                  Exhibit 10.15








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 THE DEFERRED COMPENSATION INCENTIVE PLAN FOR STEINWAY MUSICAL INSTRUMENTS, INC.

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                    THE DEFERRED COMPENSATION INCENTIVE PLAN
                     FOR STEINWAY MUSICAL INSTRUMENTS, INC.


                                TABLE OF CONTENTS

                                                                                                   PAGE

         ARTICLE I

             Purpose..................................................................................1

         ARTICLE II

             Definitions..............................................................................1

         ARTICLE III

             Eligibility & Participation..............................................................3

         ARTICLE IV

             Contributions............................................................................3

         ARTICLE V

             Account Allocation & Investment..........................................................4

         ARTICLE VI

             Trust Provisions.........................................................................4

         ARTICLE VII

             Distributions............................................................................5

         ARTICLE VIII

             Vesting & Forfeiture.....................................................................6

         ARTICLE IX

             Plan Amendment and Termination...........................................................6

         ARTICLE X

             Administration...........................................................................6

         ARTICLE XI

             Miscellaneous............................................................................7



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                    THE DEFERRED COMPENSATION INCENTIVE PLAN
                     FOR STEINWAY MUSICAL INSTRUMENTS, INC.


This unfunded Deferred Compensation Plan (the "Plan"), effective as of January 1, 2001, is hereby adopted and established by Steinway Musical Instruments, Inc. (the "Company") and will be maintained by the Company for the purpose of providing benefits for Plan Participants and their Beneficiaries, as set forth herein.

                                    ARTICLE I

                                     PURPOSE

Section 1.1 The purpose of the Plan is to provide the opportunity for a select group of executives, senior management employees and Directors of the Company, who constitute a "top hat" group as defined by ERISA, to receive a portion of their Compensation in a tax deferred manner.

                                   ARTICLE II

                                   DEFINITIONS

As used in this instrument, the following terms shall have the meaning as hereinafter set forth:

Section 2.1 "Account" shall mean a bookkeeping account established pursuant to Article V.

Section 2.2 "Beneficiary" shall mean a person who has become eligible to participate and for whom an Account is maintained, but who has ceased to be an Employee of the Company, or a person entitled to benefits hereunder as Beneficiary of a deceased Participant or as Beneficiary of a deceased Beneficiary.

Section 2.3 "Board" or "Board of Directors" shall mean the Board of Directors for Steinway Musical Instruments, Inc.

Section 2.4 "Change in Control" shall mean the occurrence of any one of the following events:

        (i) any "Person," (other than Steinway Musical Instruments, Inc., or any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of Steinway Musical Instruments, Inc. representing 50 percent or more of the combined voting power of the then outstanding securities of Steinway Musical Instruments, Inc. having the right to vote in an election of the Board of Directors of Steinway Musical Instruments, Inc., ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or


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        (ii)      persons who, as of the Effective Date, constitute the Board of Directors of Steinway Musical Instruments, Inc. (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of Steinway Musical Instruments, Inc. subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or
                  (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

        (iii)     the stockholders of Steinway Musical Instruments, Inc.
                  shall approve (A) any consolidation or merger of Steinway Musical Instruments, Inc. where the stockholders of Steinway Musical Instruments, Inc., immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Steinway Musical Instruments, Inc. or (C) any plan or proposal for the liquidation or dissolution of Steinway Musical Instruments, Inc.


Section 2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 2.6 "Committee" shall mean the Compensation Committee of the Board of Directors of Steinway Musical Instruments, Inc.

Section 2.7 "Company" shall mean Steinway Musical Instruments, Inc., a Delaware corporation, and all affiliated companies within the meaning of Section 414 of the Code.

Section 2.8 "Company Contributions" shall mean a contribution made pursuant to Section 4.1.

Section 2.9 "Competitor" shall mean any person or entity including, but not limited to, a corporation, association, partnership or joint venture engaged in the design, manufacture, marketing, distribution, sales or servicing of new or used musical instruments.

Section 2.10      "Director" shall mean a member of the Board of Directors.

Section 2.11 "Disability" shall have the meaning set forth in the Savings Plan for Employees of Steinway Musical Instruments, Inc. and subsidiaries.

Section 2.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.


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Section 2.13      "Fiscal Year" shall mean the Company's fiscal year used for corporate tax reporting purposes.

Section 2.14 "Forfeiture" shall mean the loss of the contingent right of a Participant or beneficiary to receive future payments under the Plan.

Section 2.15 "Participant" shall mean any individual who participates or participated in the Plan in accordance with Section 3.1.

Section 2.16 "Plan Administrator" shall mean the Committee or an individual designated by the Board of Directors to administer the Plan.

Section 2.17      "Plan Year" shall mean the Fiscal Year.

Section 2.18 "Retirement" shall refer to a Participant's cessation of employment at the Company upon or after the attainment of age 65.

Section 2.19 "Trust" shall mean the trust established by the Company in accordance with the provisions of Article VI.

Section 2.20      "Trustee" shall mean the trustee or trustees under the Trust.

Section 2.21 "Year of Service" shall mean a full 12-month period during which an individual has continuously performed services for the Company as an employee or Director.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

Section 3.1 The Committee shall meet at least once in each fiscal year and irrevocably specify, the name of each employee who shall be entitled to participate in the Plan for such year. The Committee will exercise full discretion in specifying the names of eligible employees.

Section 3.2 Any eligible employee described in Section 3.1 will become a Participant by receiving a discretionary Company Contribution pursuant to Article IV.


                                   ARTICLE IV

                                  CONTRIBUTIONS

Section 4.1 For any Plan Year, the Company may, in its sole discretion, make a contribution to the Plan on behalf of eligible Participants identified under Article III. The method by which the amount to be allocated for the benefit of each Participant from the total fund available for allocation shall be determined by the Committee by taking into account such factors as the Years of Service achieved and achievable through age 65. Amounts contributed, if any, are considered deferred contingent benefits, payable only as provided in this Plan.


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                                    ARTICLE V

                         ACCOUNT ALLOCATION & INVESTMENT

Section 5.1 The Plan Administrator shall establish and maintain a separate bookkeeping Account for each Participant. The Account shall reflect the amounts credited pursuant to the Plan and all changes in investment values from time to time.

Section 5.2 The Company shall credit to the Account of a Participant an amount equal to the amount of (i) the Company Contribution allocated to such Participant under Section 4.1 and (ii) any income and gains and losses thereon, both realized and unrealized, from investments made pursuant to Section 5.3 ("Additions").

Section 5.3 Additions shall be calculated at the rate computed as if the Company Contribution had been invested in a book reserve (the "Investment Account") established for this purpose. For purposes of computing Additions, Company Contributions shall be assumed to have been invested in the Investment Account from and after the date credited to the Participant's Account. Any funds so credited to the Investment Account may be invested and reinvested in common and preferred stocks, mutual funds, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities as may be selected by the Company in its discretion. In the exercise of the foregoing discretionary investment powers, the Company may engage investment counsel and, if so desires, may delegate to such counsel, full or limited authority to select the assets in which funds are to be invested. The Participant agrees on behalf of himself and his Beneficiaries to assume all risk in connection with any decrease in value of the funds which are deemed invested in accordance with the provisions of this Plan.

Section 5.4 The Plan Administrator shall provide the Participant, or current Beneficiary, as soon as practicable after the end of such Plan Year, with an annual statement of his or her Account reflecting the value of the Company Contribution credited to the Account and any Additions, gains or losses thereon.

Section 5.5 Title to and beneficial ownership of any assets, whether cash or investments, which the Company may earmark to provide benefits under this Plan shall, at all times, remain in the Company, and the Participant and his Beneficiaries shall not have any property interest whatsoever in any specific assets of the Employer.

                                   ARTICLE VI

                                TRUST PROVISIONS

Section 6.1 The Plan Administrator may in its discretion establish a trust to hold all Company Contributions allocated to the Plan. Except as otherwise provided in the terms of the Trust Agreement, the Trust will be irrevocable and no portion of the Trust will be used


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                  for any purpose other than the delivery benefit payments under the Plan, and the payment of expenses of the Plan and Trust.

Section 6.2 Any Trust which may be established pursuant to Section 6.1 shall be designed as a grantor trust, within the meaning of section 671 of the Code, of which the Company is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust will remain the property of the Company and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust or any security interest or other right superior to the rights of a general creditor of the Company.

                                   ARTICLE VII

                                  DISTRIBUTIONS

Section 7.1       On the first day of the month next following the earlier of
                  (i) the Participant's Retirement or (ii) Disability, distribution of the vested portion of the Participant's Account (as determined under Article VIII) shall commence in accordance with the provisions of this Plan, in the form of fifteen (15) substantially equal yearly installments.

Section 7.2 If a Participant's employment hereunder is terminated for any reason other than death or disability, but before age 65, the amounts credited as discretionary Company Contributions shall continue to be held or invested in accordance with Article V and no distribution shall occur until the Participant shall have reached age 65. Upon the attainment of age 65, distribution shall occur in accordance Section 7.1.

Section 7.3 If a Participant should die before distribution of the full amount of his or her Account has been made to the Participant, any remaining amounts shall be distributed to the Participant's Beneficiary. If a Participant has not designated a Beneficiary, or if no designated Beneficiary is living on the date of distribution, then, notwithstanding any provision herein to the contrary, such amounts shall be distributed to such Participant's estate in a lump sum distribution as soon as administratively feasible following such Participant's death.

Section 7.4 Anything herein to the contrary notwithstanding, if, at any time, a court or the Internal Revenue Service determines that an amount in a Participant's Account is includible in the gross income of the Participant and subject to tax, the Board of Directors of the Company may, in its sole discretion, permit a lump sum distribution of an amount equal to the amount determined to be includible in the Participant's gross income.

Section 7.5 In the event any amount to be paid to the Participant or his or her Beneficiary pursuant to this Article VII would, in the Company's judgment, result in nondeductibility under Section 162(m) of the Code, of any portion of such Participant's income payable by or attributable to the Company for the year in which such amount is to be paid, such amount shall not be paid in such year. Such nondeductible amount shall be payable in the following calendar year, as an addition to the annual installment scheduled to be paid in such following calendar year, if applicable, subject to the provisions of this Section 7.5.


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                                  ARTICLE VIII

                              VESTING & FORFEITURE

Section 8.1 A Participant shall become 100% vested in the Company Contribution, credited to his or her Account, upon the completion of five (5) Years of Service. Years of Service completed prior to the effective date of this Plan will be considered in determining the vested portion of a Participant's Account.

Section 8.2 Notwithstanding any other provision of the Plan, in the event of a Change of Control of the Company, all amounts credited to a Participant's Account under the Plan shall become fully and immediately vested if, as a result of the Change of Control, said Participant is terminated from employment without cause or experiences a significant reduction of duties.

                  For purposes of the above Section 8.2, the terms "terminated without cause" and "significant reduction of duties" are defined in a manner consistent with the meaning given by the Participant's Employment Agreement, which is hereby incorporated by reference.

Section 8.3 If at any time prior to the full distribution of a Participant's Account, the Participant provides services, directly or indirectly, to a Competitor, whether as an employee, consultant, partner, principal, agent, representative or advisor, then, notwithstanding any other provision of this Plan, such Participant and his or her Beneficiaries will immediately forfeit any and all vested and non-vested interests in the discretionary Company Contributions credited to, and remaining in, his or her Account, including earnings thereon.

                                   ARTICLE IX

                         PLAN AMENDMENT AND TERMINATION

Section 9.1 The Committee reserves the right to terminate the Plan at any time. Such amendment or termination shall be effective as of the date specified therein and shall be binding upon the Plan Administrator, all Participants and Beneficiaries, and all other persons claiming a present or future interest under the Plan. If the Plan is terminated by the Company, all Participant Accounts shall immediately become fully vested and subject to a lump sum distribution within 120 days of the effective date of such termination.

                                    ARTICLE X

                                 ADMINISTRATION

Section 10.1 The Plan shall be administered by the Plan Administrator, which shall have complete authority, duty and power to interpret and construe the provisions of the Plan in its complete discretion. The Plan Administrator shall have the duty and responsibility of maintaining records, making the requisite calculations and disbursing the payments

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                  hereunder. The interpretations, determinations and
                  calculations of the Plan Administrator shall be final and binding on all persons and parties concerned. Any individual(s) serving as the Plan Administrator who is a Participant will not vote or act on any matter relating solely to himself or herself. In such case, the members of the Committee will take such actions, or the Company may appoint an individual to assist the Committee with such actions. When making a determination or calculation, the Plan Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Company or the Trustee.


Section 10.2 Expenses of administration shall be paid by the Company. The Committee shall be entitled to rely on all tables, valuations, certificates, opinions, data and reports furnished by any actuary, accountant, controller, counsel or other person employed or retained by the Company with respect to the Plan.

Section 10.3 Each Participant shall keep the Company informed of his or her current address and the current address of his or her designated Beneficiary. The Company shall not be obligated to search for any person. If such person is not located within three (3) Years after the date on which payment of the Participant's benefits payable under this Plan may first be made, payment may be made as though the Participant or his or her Beneficiary had died at the end of such three-year period.

Section 10.4 Notwithstanding any provision herein to the contrary, neither the Company nor any individual acting as an employee or agent of the Company shall be liable to any Participant, former Participant, designated Beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Company or any such employee or agent of the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS

Section 11.1 The Plan constitutes a mere promise by the Company to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Company. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Company or of any other person. In all events, it is the intent of the Company that the Plan be treated as unfunded for tax purposes and for purposes of Title of ERISA.

Section 11.2 None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which he or she may expect to receive, continently or otherwise, under the Plan.

Section 11.3 Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of the Company, or interfere in any way with the right of the Company to terminate the employment of a Participant in the Plan at any time, with or without cause.


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Section 11.4      Any action with respect to the Plan taken by the Company, the
                  Plan Administrator or the Trustee or any action authorized by or taken at the direction of the Plan Administrator, the Company or the Trustee shall be conclusive upon all Participants and Beneficiaries entitled to benefits under the Plan.

Section 11.5 Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in satisfaction of claims against the Company, the Plan Administrator or and the Trustee under the Plan, and the Plan Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Plan Administrator to be incompetent by reason of physical or mental disability, including minority, to give a valid receipt and release, the Plan Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Plan Administrator, the Company or the Trustee to follow the application of such funds.

Section 11.6 The Plan shall be construed, administered, and governed in all respects under and by the laws of the State of Massachusetts. If any provision shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

Section 11.7 Heading and subheadings in this Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.


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IN WITNESS WHEREOF this instrument is executed and delivered on this 20TH day of
JANUARY, 2001.

STEINWAY MUSICAL INSTRUMENTS, INC.

By:               /s/ Dennis M. Hanson
                  --------------------------------------------
                  Sr. EVP & CFO
                  -----------------------------------


ATTEST:           /s/ Barbara Johnson
                  --------------------------------------------


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